UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 16, 2006

                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)

  Delaware                          1-12955                       22-3498615
(State or Other             (Commission File Number)             (IRS Employer
Jurisdiction of                                                  Identification
 Incorporation)                                                      Number)

                50 West State Street, Trenton,
                          New Jersey                          08608
                     (Address of Principal                  (Zip Code)
                      Executive  Offices)

            Registrant's telephone number, including area code: (609) 396-2200

                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ANNUAL INCENTIVE PLAN FOR 2005

          On March 16, 2006, Journal Register Company (the "Company") paid its 2005 annual incentive payment awards pursuant to the Company's Annual Incentive Plan for 2005 (the "2005 Plan"), which was implemented pursuant to the Executive Incentive Compensation Plan approved by stockholders at the 2004 annual meeting (the "Executive Incentive Compensation Plan"). The payment amounts were determined in accordance with objective formulae that had been approved during the first quarter of fiscal 2005 based upon the following criteria with respect to the Company's fiscal 2005 performance: (1) Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") and (2) Same Store Advertising Revenue Increase ("Ad Revenue"). The payments to the Company's named executive officers are indicated below:

                NAME AND PRINCIPAL POSITION                               BONUS

   Robert M. Jelenic - Chairman and Chief Executive Officer            $100,000
   Jean B. Clifton - President and Chief Operating Officer              $50,000
   Thomas E. Rice - Senior Vice President, Operations                   $10,000
   Allen J. Mailman - Senior Vice President, Technology                  $8,000


ANNUAL INCENTIVE PLAN FOR 2006

          On March 16, 2006, the Annual Incentive Plan for 2006 (the "2006 Plan"), also implemented pursuant to the Executive Incentive Compensation Plan, was approved. The awards under the 2006 Plan will be determined in accordance with objective formulae based upon EBITDA and Ad Revenues in fiscal 2006 and, in the case of Mr. Jelenic and Ms. Clifton, newly introduced strategic and objective qualitative measures. The 2006 plan includes incentive target, maximum and threshold amounts for each participant.

          The performance measures for each of the executives vary in detail and subject matter, and the compensation committee retains the sole and absolute discretion, subject to the limitations of Section 162(m) of the Internal Revenue Code, to determine any bonuses paid pursuant to the 2006 Plan.

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            JOURNAL REGISTER COMPANY
Date: March 21, 2006

                                            By: /s/ Julie A. Beck
                                               ---------------------------
                                               Julie A. Beck
                                               Senior Vice President
                                               and Chief Financial Officer